Exhibit 99.3

Slide 1

Second Quarter 2005 Earnings Call

August 9, 2005 9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ended December 31, 2004.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s second quarter earnings release of August 8, 2005. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Bookings & Backlog

1. Second quarter bookings = $181.0 MM

Includes $67.0 MM contributed on the date of purchase from the

April 11, 2005 WISG acquisition.

2. 06/30/2005 Backlog = $388.4 MM

+21% from 3/31/2005, +26% from 12/31/2004, +127% from 6/26/04

3. Strong Pipeline of Projects and Prospects

Slide 4

Financial Results – 2Q05 vs. 2Q04

In $000s, except per share and % chg

2Q05 2Q04 % Chg

Revenues $113,586 $57,021 +99.2%

Direct Costs $101,839 $47,892 +112.6%

Gross Margin $11,747 $9,129 +28.7%

Gross Margin Percent 10.3% 16.0% -5.7 pts

Operating Expenses

G&A $8,889 $5,824 +52.6%

Other $3,752 $2,717 +38.1%

Total Operating Expenses $12,641 $8,541 +48.0%

Operating Profit $(894) $588 -252.0%

Net Interest Expense $1,163 $111 +947.7%

Income (Loss) Before Income Taxes & Minority Interest $(2,057) $477 -531.2%

Income Tax Provision (Benefit) $(783) $181 -532.6%

Income (Loss) Before Minority Interest $(1,274) $296 -530.4%

Minority Interest $37 $NA $-

Net Income (Loss) $(1,311) $296 -542.9%

Diluted Shares Outstanding 46,918 46,949 -0.1%

EPS $(0.03) $0.01 -400.0%

EBITDA $471 $1,413 -66.7%

Slide 5

Financial Results – YTD05 vs. YTD04

In $000s, except per share and % chg

YTD05 YTD04 % Chg

Revenues $180,973 $112,147 +61.4%

Direct Costs $159,445 $91,205 +74.8%

Gross Margin $21,528 $20,942 +2.8%

Gross Margin Percent 11.9% 18.7% -6.8 pts

Operating Expenses

G&A $14,540 $13,423 +8.3%

Other $7,017 $5,379 +30.5%

Total Operating Expenses $21,557 $18,802 +14.7%

Operating Profit $(29) $2,140 -101.4%

Net Interest Expense $2,059 $311 +562.1%

Income (Loss) Before Income Taxes & Minority Interest $(2,088) $1,829 -214.2%

Income Tax Provision (Benefit) $(794) $695 -214.2%

Income (Loss) Before Minority Interest $(1,294) $1,134 -214.1%

Minority Interest $47 $NA $-

Net Income (Loss) $(1,341) $1,134 -218.3%

Diluted Shares Outstanding 46,866 46,839 +0.1%

EPS $(0.03) $0.02 -250.0%

EBITDA $2,304 $3,803 -39.4%

Slide 6

Financial Results – YTD05 vs.

Pro Forma YTD05 – Including WISG As of 1/1/05

In $000s, except per share

YTD05 Pro Forma YTD05 Difference

Revenues $180,973 $233,846 $52,873

Income (Loss) Before Income Taxes & Minority Interest $(2,088) $3,920 $6,008

Net Income (Loss) $(1,341) $2,328 $3,669

Diluted Shares Outstanding 46,866 46,866 -

EPS $(0.03) $0 .05 $0.08

EBITDA $2,304 $8,647 $6,343

Slide 7

Financial Results

Segment and Geographic Details

2Q05 vs. 2Q04

In $000s, except % chg

2Q05 2Q04 Change % Chg

Revenues

Heat Recovery Equipment $47,635 $26,162 $21,473 82.1%

Auxiliary Power Equipment 29,865 30,859 (994) (3.2)%

Industrial Services 36,086 0 36,086 N/A

Total $113,586 $57,021 $56,565 99.2%

United States and Canada $59,526 $21,615 $37,911 175.5%

Asia 14,254 14,705 (451) (3.07)%

Europe 16,016 5,602 10,414 185.9%

Middle East 9,631 14,815 (5,184) (35.0)%

Mexico 12,941 0 12,941 N/A

Other 1,218 284 934 328.9%

Revenues YTD05 YTD04 Change % Chg

Heat Recovery Equipment $82,728 $54,598 $28,130 51.5%

Auxiliary Power Equipment 62,159 57,549 4,610 8.0%

Industrial Services 36,086 0 36,086 N/A

Total $180,973 $112,147 $68,826 61.4%

United States and Canada $85,293 $50,469 $34,824 69.0%

Asia 31,240 21,398 9,842 46.0%

Europe 26,383 11,455 14,928 130.3%

Middle East 13,652 27,536 (13,884) (50.4)%

Mexico 20,205 0 20,205 N/A

Other 4,200 1,289 2,911 225.8%

Slide 8

World Carbon Steel Price

Hot Rolled Plate $ per Metric Ton

800 700 600 500 400 300 200 100 0

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

MEPS July ‘05 data series indicates steel prices are projected to decline 21% over the next 12 months from the second quarter average

MEPS Forecast

June ‘05

Source: MEPS (International) Ltd. – July 28, 2005

Slide 9

Gross Margin

By Quarter

30% 25% 20% 15% 10% 5% 0%

1Q 2 Q 3 Q 4 Q 1Q 2 Q 3 Q 4 Q 1Q 2 Q 3 Q 4 Q 1Q 2 Q 3 Q 4 Q 1Q 2 Q 3 Q 4 Q 1Q 2 Q 3 Q 4 Q 1Q 2 Q

1999 2000 2001 2002 2003 2004 2005

Long-term Average Range

16% – 19%

10.3%

Average for year 17.9% 17.0% 18.2% 22.4% 27.1% 16.8% 11.9%

Note: Industrial Services segment included beginning in 2Q05. Long-term average represents Auxiliary Power and Heat Recovery segment gross margin.

Slide 10

Historical Backlog

At End of Quarter $ MMs

750 500 250 0

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q

1999 2000 2001 2002 2003 2004 2005

Slide 11

Detailed Reconciliation of Actual 2Q GAAP Earnings to Prior Earnings Estimate

Quarter Ended June 30, 2005 Fiscal Year 2005 Estimate

($ per diluted share)

Prior Earnings Estimate (1) (2) $0.03 – $0.05

GAAP Net Income As Reported (3) ($0.03)

Differences:

Restructuring Charge for CEO Retirement, add back $0.02

Impact of European Currency Hedge, subtract ($0.02)

Impact of Delayed WISG Closing, add back $0.02

Impact of Unexpected Cost Overruns, add back $0.06

Sub-total $0.08

(1) Excludes restructuring charge related to former CEO’s retirement (2) Provided in May 9, 2005 First Quarter Earnings Release (3) Includes restructuring charge related to former CEO’s retirement

Slide 12

Detailed Reconciliation of Actual 2Q and Estimated FY2005 GAAP Earnings to Prior Earnings Estimate

Quarter Ended June 30, 2005 Fiscal Year 2005 Estimate

Prior Earnings Estimate (1)(2) $0.03—$0.05

GAAP Net Income As Reported (3) ($0.03)

Differences:

Restructuring Charge for CEO Retirement, add back $0.02

Impact of European Currency Hedge, subtract ($0.02)

Impact of Delayed WISG Closing, add back $0.02

Impact of Unexpected Cost Overruns, add back $0.06

Sub-total $0.08

Prior Estimated Net Income (1)(2) $0.15—$0.21

Differences:

Impact of European Currency Hedge ($0.02)

Impact of Delayed WISG Closing, add back $0.02

Impact of Unexpected Cost Overruns, add back $0.06

Impact of Lower Revenue Guidance (at the midpoint) $0.07

Sub-total $0.13

Current Estimated Net Income (1) $0.02—$0.08

(1) Excludes restructuring charge related to former CEO’s retirement (2) Includes restructuring charge related to former CEO’s retirement (3) Provided in May 9, 2005 First Quarter Earnings Release

Slide 13

Financial Results – Through 2Q05

Cash & Cash Usage

In $000s

FY2002 FY2003 FY2004 FY2005

Beginning of period cash and restricted cash $2,435 $59,042 $51,315 $98,688

EBITDA 92,936 36,977 3,708 2,304

Other operating, investing, financing activities 12,123 (9,183) (16,324) 12,706

Change in debt (45,556) (35,110) 70,641 (1,283)

Capital expenditures (2,896) (411) (1,942) (1,372)

Purchase of a business, net of cash acquired - - (8,710) (69,451)

Change in cash 56,607 (7,727) 47,373 (57,096)

Cash and restricted cash at end of period $59,042 $51,315 $98,688 $41,592

Total Debt / Net Debt as of:

12/29/01 Total Debt $105,629

Net Debt 103,194

12/28/02 Total Debt $60,073

Net Debt 1,031

12/27/03 Total Debt $24,963

Net Debt (26,352)

12/31/04 Total Debt $95,604

Net Debt (3,084)

6/30/05 Total Debt $94,321

Net Debt 52,729

Note: Net Debt is Total Debt less Cash & Cash Equivalents and Restricted Cash. Includes $9.0 million of restricted cash for Senior Convertible Notes.

Slide 14

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com